UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22379

Partners Group Private Equity (TEI), LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Brooks Lindberg, CCO

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Statements

For the Year Ended March 31, 2012

(Including the Financial Statements of the Partners Group Private Equity (Master Fund), LLC)

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC

(a Delaware Limited Liability Company)

For the Year Ended March 31, 2012

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Consolidated Statement of Assets, Liabilities and Members' Equity	2
Consolidated Statement of Operations	3
Consolidated Statements of Changes in Members' Equity	4
Consolidated Statement of Cash Flows	5
Consolidated Financial Highlights	6
Notes to Consolidated Financial Statements	7-11
Fund Management	12-13
Other Information	14-16
Financial Statements of Partners Group Private Equity (Master Fund), LLC	Appendix I

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of

Partners Group Private Equity (TEI), LLC:

In our opinion, the accompanying consolidated statement of assets, liabilities, and members’ equity, and the related consolidated statements of operations, of changes in members' equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (TEI), LLC (the "Fund") at March 31, 2012, and the results of its operations, the changes in its members’ equity, its cash flows and the financial highlights for the period April 1, 2011 through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 30, 2012

Dallas, Texas

1

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(a Delaware Limited Liability Company)
Consolidated Statement of Assets, Liabilities and Members' Equity - March 31, 2012

Assets
Investment in Partners Group Private Equity (Master Fund), LLC, at fair value (cost $130,053,284)	$143,224,265
Receivable for interests repurchased by the Master Fund	421,316
Interest receivable	3

Total Assets	$143,645,584

Liabilities
Repurchase amounts payable	$421,317
Servicing fees payable	238,188
Accounting and administration fees payable	27,638
Professional fees payable	17,500
Registration fees payable	1,001
Custodian fees payable	400
Other expenses payable	6,316

Total Liabilities	$712,360

Members' Equity	$142,933,224

Members' Equity consists of:
Members' Equity Paid-in	$132,361,581
Accumulated net investment loss	(117,056)
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	2,446,212
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	9,560,674
Accumulated Adviser's Incentive Allocation	(1,318,187)

Total Members' Equity	$142,933,224

Number of Outstanding Units	116,248

Net Asset Value per Unit	$1,229.55

The accompanying notes are an integral part of these Consolidated Financial Statements.

2

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(a Delaware Limited Liability Company)
Consolidated Statement of Operations
For the Year ended March 31, 2012

Fund Investment Income	$90

Fund Operating Expenses
Servicing fees	713,375
Accounting and Administration fees	139,937
Professional fees	31,949
Registration fees	8,633
Organizational expense	5,358
Custodian fees	2,600
Other expenses	56,898
Total Operating Expenses	958,750

Expense Waiver Recoupment	95,383

Total Fund Net Operating Expenses	1,054,133

Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC
Interest	2,761,853
Expenses	(1,601,353)
Total Investment Income Allocated from Partners Group Private Equity (Master Fund), LLC	1,160,500

Net Investment Income	106,457

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC
Net realized gain from investments and forward foreign currency contracts	352,007
Net realized gain on foreign currency translation	33,490
Net realized gain distributions from Private Equity Investments	1,536,123
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	5,348,868

Net Realized Gain and Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Foreign Currency Allocated from Partners Group Private Equity (Master Fund), LLC	7,270,488

Adviser's Incentive Fee Allocated from Partners Group Private Equity (Master Fund), LLC	(842,390)

Net Increase in Members' Equity from Operations	$6,534,555

The accompanying notes are an integral part of these Consolidated Financial Statements.

3

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(a Delaware Limited Liability Company)
Consolidated Statements of Changes in Members' Equity
For the Periods ended March 31, 2011 and 2012

Members'
Equity

Members' Equity at May 1, 2010	$-
Capital contributions	50,157,926
Net investment loss	(223,513)
Net realized gain on foreign currency translation	247
Net realized gain distributions from Private Equity Investments	524,345
Net change in accumulated unrealized appreciation on investments and foreign currency translation	4,211,806
Adviser's Incentive Fee Allocation	(475,797)
Members' Equity at March 31, 2011	$54,195,014
Capital contributions	83,637,551
Capital tenders	(1,433,896)
Net investment income	106,457
Net realized gain from investments and forward foreign currency contracts	352,007
Net realized gain on foreign currency translation	33,490
Net realized gain distributions from Private Equity Investments	1,536,123
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	5,348,868
Adviser's Incentive Fee Allocation	(842,390)
Members' Equity at March 31, 2012	$142,933,224

Units outstanding at May 1, 2010	-
Units sold	47,209
Units redeemed	-
Units outstanding at March 31, 2011	47,209
Units sold	70,230
Units redeemed	(1,191)
Units outstanding at March 31, 2012	116,248

The accompanying notes are an integral part of these Consolidated Financial Statements.

4

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(a Delaware Limited Liability Company)
Consolidated Statement of Cash Flows
For the Year ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$6,534,555
Adjustments to reconcile Net Increase in Members' Equity from
Operations to net cash used in operating activities:
Purchases of interests in Partners Group Private Equity (Master Fund), LLC	(82,185,679)
Net investment income allocated from Partners Group Private Equity (Master Fund), LLC	(1,160,500)
Net realized gain from investments and forward foreign currency contracts allocated from
Partners Group Private Equity (Master Fund), LLC	(352,007)
Net realized gain on foreign currency translation allocated from Partners Group
Private Equity (Master Fund), LLC	(33,490)
Net realized gain distributions from Private Equity Investments allocated from Partners Group
Private Equity (Master Fund), LLC	(1,536,123)
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation allocated from Partners Group Private Equity (Master Fund), LLC	(4,603,810)
Adviser's Incentive Fee allocated from Partners Group Private Equity (Master Fund), LLC	842,390
Increase in receivable for interests repurchased by the Partners Group Private Equity (Master Fund), LLC	(421,316)
Decrease in interest receivable	1
Decrease in receivable for expense waiver recoupment	41,019
Decrease in prepaid assets	5,358
Increase in repurchase amounts payable	421,317
Increase in servicing fees payable	206,495
Increase in professional fees payable	17,500
Increase in accounting and administration fees payable	19,084
Decrease in custodian fees payable	(1,800)
Decrease in registration fees payable	(399)
Increase in other expenses payable	3,750
Net Cash Used in Operating Activities	(82,203,655)

CASH FLOWS FROM FINANCING ACTIVITIES
Members' capital contributions	83,637,551
Members' capital tenders	(1,433,896)
Net Cash Provided by Financing Activities	82,203,655

Net change in cash and cash equivalents	-

Cash and cash equivalents at beginning of year	-
Cash and cash equivalents at End of Year	$-

The accompanying notes are an integral part of these Consolidated Financial Statements.

5

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(a Delaware Limited Liability Company)
Consolidated Financial Highlights

		Period from Commencement of
	Year Ended	Operations - May 1, 2010 through
	March 31, 2012	March 31, 2011

Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$1,147.98	$1,000.00	(2)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	3.73	(4.73)
Net realized and unrealized gain on investments	77.84	152.71

Net Increase in Members' Equity from Operations	81.57	147.98

DISTRIBUTIONS TO MEMBERS:
Net change in Members' Equity due to distributions to Members	-	-

NET ASSET VALUE, END OF PERIOD	$1,229.55	$1,147.98

TOTAL RETURN (3)	7.11%	14.80	%(4)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	142,933	54,195
Net investment income (loss) to average net assets, excluding Incentive Allocation	0.11%	(0.94	)%(5)
Ratio of gross expenses to average net assets, excluding Incentive Allocation (6)	2.61%	3.59	%(5)(8)
Ratio of expense recoupment (waiver) to average net assets	0.10%	(0.59)%
Ratio of net expenses to average net assets, excluding Incentive Allocation (7)	2.71%	3.00	%(5)
Ratio of Incentive Allocation to average net assets	0.86%	1.69	%(5)(8)
Portfolio Turnover	8.39%	5.71%

(1)	Selected data for a unit of membership interest outstanding throughout the period.
(2)	The net asset value for the beginning period May 1, 2010 (Commencement of Operations) through March 31, 2011 represents the initial contribution per unit of $1,000.
(3)	Total return based on per unit net asset value reflects the changes in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser.
(7)	Effective May 1, 2010, the Fund is voluntarily capped at 3.0%. See note 2.e. for a more thorough Expense Limitation Agreement discussion.
(8)	The organizational expenses are not annualized for the ratio calculation.

The accompanying notes are an integral part of these Consolidated Financial Statements.

6

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2012

1. Organization

Partners Group Private Equity (TEI), LLC (the “Fund”) invests substantially all of its assets in Partners Group Private Equity (Offshore), LDC (the “Offshore Fund”). The Offshore Fund is a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund serves solely as an intermediary entity through which the Fund invests in Partners Group Private Equity (Master Fund), LLC (the “Master Fund”). The Offshore Fund enables tax-exempt Members (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Members regardless of their tax-exempt status. The Fund owns 100% of the participating beneficial interest of the Offshore Fund. Where these Notes to Consolidated Financial Statements discuss the Fund’s investment in the Master Fund, it means its investment in the Master Fund through the Offshore Fund.

The Fund was organized as a limited liability company under the laws of the State of Delaware on December 14, 2009 and commenced operations on May 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The objective of the Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments. To achieve its objective, the Fund will invest substantially all of its assets in limited liability company interests (“Interests”) in the Master Fund, a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. To the fullest extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. Units of limited liability company interests (“Units”) in the Fund are offered only to investors (“Members”) that represent that they are, an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. The Fund’s consolidated financial statements should be read in conjunction with the Master Fund’s financial statements, which are included as Appendix I.

At March 31, 2012, the Fund owned 37.25% of the Interests in the Master Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with generally accepted accounting principles within the United States (“U.S. GAAP”).

b. Valuation of Investments

The Fund values its investment in the Master Fund at the net asset value of the Interests owned by the Fund in the Master Fund as such net asset value is determined by the Fund. Investments held by the Master Fund include direct, secondary and primary private equity investments (collectively, “Private Equity Investments”). The Master Fund values interests in the Private Equity Investments at fair value in accordance with procedures established by the Board and the Board of Managers of the Master Fund. Private Equity Investments are subject to the terms of their respective Private Equity Investments’ offering documents. Valuations of Private Equity Investments are subject to estimates and are net of management and performance incentive fees or allocations that may be payable pursuant to such offering documents.

c. Allocations from the Master Fund

In accordance with U.S. GAAP, the Fund records its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation allocated from the Master Fund.

d. Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Fund is recognized on an accrual basis. Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Because the Fund bears its proportionate share of the management fees of the Master Fund, the Fund pays no direct management fee to the Adviser. Income and expenses are recorded on an accrual basis.

7

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

e. Expense Limitation Agreement

Effective February 26, 2010, the Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund. The Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation (as defined below) and any acquired fund fees and expenses) do not exceed 3.00%, on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain within the Expense Limit. The Expense Limitation Agreement has an initial two-year term, but it may be terminated by the Adviser or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver. For the year ended March 31, 2012, the Adviser did not waive any fees or assume any expenses of the Fund and also recaptured $95,383, the entire amount of previously waived fees that was subject for recoupment.

f. Tax Basis Reporting

Because the Master Fund invests primarily in investments that are treated as partnerships for U.S. federal income tax purposes, the tax character of the Fund’s allocated earnings depends on the tax filings of the Private Equity Investments. Accordingly, the tax bases of these allocated earnings and the related balances are not available as of the reporting date.

g. Income Taxes

For U.S. federal income tax purposes, the Fund is treated as a partnership, and each Member in the Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no federal, state or local income taxes are paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The Financial Accounting Standards Board (“FASB”) issued Accounting for Uncertainty in Income Taxes, which requires the Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2012, the tax years from the year 2010 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

h. Cash and cash equivalents

Pending investment in the Master Fund, the Fund holds cash and cash equivalents including amounts held in interest bearing deposit accounts.

At times, such amounts may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of increases and decreases in Members’ capital from operations during the reporting period. Actual results can differ from those estimates.

8

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

j. Consolidated Financial Statements

The asset, liability, and equity accounts of Partners Group Private Equity (TEI), LLC are consolidated with its respective Offshore Fund as presented in the Consolidated Statement of Assets, Liabilities, and Members’ Equity. All significant intercompany accounts and transactions have been eliminated in consolidation.

k. Organization Expenses

Costs incurred in connection with the organization of the Fund were $64,388, of which $59,030 was expensed for the fiscal period ended March 31, 2011 and the remaining $5,358 was expensed for the fiscal period ended March 31, 2012.

l. Recently Issued Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

3. Fair Value Measurements

The Fund records its investment in the Master Fund at the net asset value of the Interests owned by the Fund in the Master Fund. The Interests in the Master Fund, in which the Fund invests, are considered a Level 3 security as defined under fair valuation accounting standards. The Master Fund’s disclosure with respect to investments held by the Master Fund under the three-tier hierarchy is discussed in the Notes to the Master Fund’s financial statements.

4. Allocation of Members’ Capital

Net profits or net losses of the Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the capital accounts of the Members. Each Allocation Period begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which interests are purchased, (4) a day on which Units are repurchased by the Fund pursuant to tenders of Units by Members, or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

The Fund maintains a separate capital account on its books for each Member. As of any date, the capital account of a Member shall be equal to the net asset value per Unit as of such date, multiplied by the number of Units held by such Member. Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items, and to accrue reserves, other than among all Members in accordance with the number of Units held by each Member, shall be treated as a partial repurchase of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund. As of March 31, 2012, there have been no special items or accrued receivables allocated to Members’ capital accounts.

9

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2012 (continued)

5. Subscriptions and Repurchase of Members’ Interests

Units are generally offered for purchase as of the first day of each calendar month, but may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers whether the Master Fund is making a contemporaneous repurchase offer for interests in the Master Fund, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Master Fund’s Board of Managers that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. It is anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of such Units.

6. Related Party Transactions and Other

The Fund pays the Adviser or one of its affiliates, in its capacity as the servicing agent (the “Servicing Agent”), a monthly servicing fee (the “Servicing Fee”), equal to 0.70% on an annualized basis of the Fund’s net asset value as of each month-end. The Servicing Fee is paid to the Servicing Agent out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Servicing Fee due to the Adviser for any month, net asset value is calculated prior to any reduction for any fees and expenses (of the Fund and the Master Fund) for that month, including, without limitation, the Servicing Fee payable for that month.

An incentive allocation (“Incentive Allocation”) is calculated at the Master Fund level and allocated to the Fund based on the Fund’s ownership interest in the Master Fund. The Incentive Allocation is equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each member of the Master Fund, including the Fund, over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) will be debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of allocating the Incentive Allocation.

The Master Fund maintains a memorandum account for each member of the Master Fund, including the Fund (each, a “Loss Recovery Account”). Each member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each member of the Master Fund and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period with respect to a member whose interest in the Master Fund is repurchased or is transferred in part is treated as ending only for the portion of the interest so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the interest being repurchased or transferred (based on the member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The member’s Loss Recovery Account is not adjusted for such member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the interest so repurchased or transferred. For the year ended March 31, 2012 an Incentive Allocation of $842,390 was credited to the Incentive Allocation Account from the Fund.

UMB Bank, N.A. (the “Custodian”) serves as custodian of the Fund’s cash balances and provides custodial services for the Fund. UMB Fund Services, Inc. (the “Administrator) serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Custodian and the Administrator collectively receive a fixed monthly fee, basis points on net assets, and a monthly fee based on the number of Member accounts as well as reasonable out of pocket expenses. For the year ended March 31, 2012, the Fund paid $139,937 in administration and accounting fees.

10

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2012 (continued)

7. Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

A further discussion of the risks associated with an investment in the Fund is provided in the Master Fund’s Financial Statements, the Confidential Private Placement Memorandum and Statement of Additional Information.

8. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through May 30, 2012, the date the consolidated financial statements were issued, and has determined that the following subsequent events require disclosure in the consolidated financial statements. Effective April 1, 2012 and May 1, 2012, there were additional capital contributions to the Fund in the amounts of $9,066,135 and $4,789,315, respectively. In addition, the Fund accepted tender requests in the amount of $2,583,132, which will be effective as of June 30, 2012.

11

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2012 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS

Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By MANAGERS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGERS OR OFFICER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5

Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-Present); Director, The General Electric Company (2002-Present); Anne and Elmer Lindseth Dean, S.C. Johnson Graduate School of Management at Cornell University (1997-2007).	5

INTERESTED MANAGERS AND OFFICERS

Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By MANAGERS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER OR OFFICER
Urs Wietlisbach Year of Birth: 1961 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Partner, Partners Group (1996-Present); Director, Partners Group Holdings AG (1996-Present).	5

12

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)

Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER OR OFFICER
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate, PricewaterhouseCoopers LLP (1997-1999); Director, Partners Group (USA) Inc. (2006-Present); Director, Partners Group Real Estate LLC (2007-2011).	5

Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).	5

Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA) Inc. (2008-Present); Director, Partners Group Real Estate LLC (2008-2011).	5

Joshua B. Deringer Year of Birth: 1974 c/o Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103	Secretary	Since Inception	Partner, Drinker Biddle & Reath LLP (2009-Present); Drinker Biddle & Reath LLP (2001-Present).	5

* The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

13

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

14

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited)

Privacy Policy

FACTS	WHAT DOES Partners Group Private Equity (TEI), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Partners Group Private Equity (TEI), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (TEI), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-748-7209

What we do
How does Partners Group Private Equity (TEI), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

15

Partners Group Private Equity (TEI), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited)

Privacy Policy (continued)

How does Partners Group Private Equity (TEI), LLC collect my personal information?

We collect your personal information, for example, when you

▪        open an account

▪        provide account information

▪        give us your contact information

▪        make a wire transfer

▪        tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪      sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪      affiliates from using your information to market to you

▪       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪        Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc. investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪        Partners Group Private Equity (TEI), LLC doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Partners Group Private Equity (TEI), LLC doesn’t jointly market.

16

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(a Delaware Limited Liability Company)

Financial Statements

For the Year Ended March 31, 2012

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(a Delaware Limited Liability Company)

For the Year Ended March 31, 2012

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-4
Statement of Assets, Liabilities and Members' Equity	5
Statement of Operations	6
Statements of Changes in Members' Equity	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10-17
Fund Management	18-19
Other Information	20-23

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of

Partners Group Private Equity (Master Fund), LLC:

In our opinion, the accompanying statement of assets, liabilities, and members’ equity, including the schedule of investments, and the related statements of operations, of changes in members' equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (Master Fund), LLC (the "Fund") at March 31, 2012, and the results of its operations, the changes in its members’ equity, its cash flows and the financial highlights for the period April 1, 2011 through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2012 and other auditing procedures where replies were not received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 30, 2012

Dallas, Texas

1

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Schedule of Investments - March 31, 2012

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL MEMBERS' EQUITY - NET ASSETS

Percentages as a percentage of total investments are as follows:

Private Equity Investments (65.64%) a

Direct Investments * (33.38%)

Direct Equity (13.34%)	Investment Type	Geographic Region[b]	Fair Value
ACP Viking Co-Investment, LLC [c]	Member interest	North America	$1,979,055
AnaCap Calcium, L.P. [c]	Limited partnership interest	Western Europe	5,328,602
ATX Networks Holdings, LLC [c]	Member interest	North America	95,707
CD&R Univar Co-Investor, L.P. [c]	Limited partnership interest	North America	2,407,479
Collins Food Holding Pty, Ltd. [c]	Common equity	Asia - Pacific	53,085
CT Holdings (International), Ltd.	Common equity	Asia - Pacific	5,561,836
DLJSAP BookCO, LLC [c]	Member interest	South America	729,164
EQT Marvin Co-Investment, L.P. [c]	Limited partnership interest	Western Europe	1,313,650
Gemini Global Holdings Investor, LLC [c]	Member interest	North America	3,638,881
HGI Global Holdings, Inc. [c]	Common equity	North America	303,387
Hogan S.ar.I [c]	Common equity	Western Europe	1,247,072
Hogan S.ar.I [c]	Preferred equity	Western Europe	2,458,588
Kahuna Bidco Pty, Ltd. [c]	Common equity	Asia - Pacific	1,659,253
KKBS Group Holdings, LLC [c]	Member interest	North America	125,000
KLFS Holdings, L.P. [c]	Limited partnership interest	North America	1,969,879
Mauritius (Luxembourg) Investments S.ar.l. [c]	Common equity	Western Europe	1,582,737
MPH Acquisition Holdings, LLC [c]	Member interest	North America	3,000,000
NDES Holdings, LLC [c]	Member interest	North America	4,090,910
Peer I S.A. [c]	Common equity	Western Europe	3,579
Peer I S.A. [c]	Preferred equity	Western Europe	4,265,770
Spring Topco, Ltd. [c]	Common equity	North America	1,871,872
Surgery Center Holdings, Inc. [c]	Preferred equity	North America	62,815
Swissport II Co-Invest FCPR [c]	Common equity	Western Europe	3,469,680
Valhalla Co-Invest, L.P. [c]	Limited partnership interest	Western Europe	4,075,008
			$51,293,009

Direct Debt (20.04%)	Interest	Maturity	Investment Type	Geographic Region[b]	Fair Value
AMC Entertainment, Inc.	Libor + 3.25%	12/15/2016	Senior	North America	$2,919,824
ATX Networks Corp.	12.00% + 2.00% PIK	5/12/2016	Mezzanine	North America	952,562
Bausch & Lomb, Inc.	Libor + 3.25%	4/26/2015	Senior	North America	2,947,309
Biomnis	7.00% + 2.875% PIK (steps up to Euribor + 5.00% + 2.875% PIK)	5/17/2017	Mezzanine	Western Europe	5,139,051
Dynamic Research Corp.	12.00% + 1.00% PIK	6/30/2017	Mezzanine	North America	10,312,568
Global Tel*Link Corp.	Libor + 5.50% (1.50% floor)	12/14/2017	Senior	North America	5,013,412
Greeneden U.S. Holdings II, LLC	Libor + 5.25% (1.50% floor)	1/31/2019	Senior	North America	4,119,958
HGI Holdings, Inc.	12.50%	10/1/2017	Mezzanine	North America	2,100,000
Kahuna Bidco Pty, Ltd.	BBSY + 5.00% + 3.50% PIK	12/31/2016	Mezzanine	Asia - Pacific	5,284,658
KKBS Holdings, LLC	12.00% + 2.00% PIK	12/17/2016	Mezzanine	North America	1,386,587
Last Mile Funding Corp.	12.00% + 2.50% PIK	6/16/2016	Mezzanine	North America	3,069,760

The accompanying notes are an integral part to the Financial Statements

2

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Schedule of Investments - March 31, 2012 (continued)

Direct Investments * (33.38%) (continued)

Direct Debt (20.04%) (continued)	Interest	Maturity	Investment Type	Geographic Region[b]	Fair Value
Learning Care Group (US), Inc.	12.00%	6/30/2016	Senior	North America	2,206,300
Learning Care Group (US) No. 2, Inc.	15.00% PIK (2x redemption preference)	6/30/2016	Mezzanine	North America	497,225
Newcastle Coal Infrastructure Group Pty, Ltd.	BBSY + 6.50% (steps up to 9.00%)	1/22/2023	Senior	Asia - Pacific	4,198,984
Securitas Direct Holding AB	3.75% + 6.75% PIK	9/2/2019	Mezzanine	Western Europe	7,639,378
ServiceMaster Company (The)	Libor + 2.50%	7/24/2014	Senior	North America	2,929,792
Starbev Investments S.ar.I	11.00% PIK	12/31/2017	Mezzanine	South America	8,277,098
Surgery Center Holdings, Inc.	12.00% + 3.00% PIK	6/24/2015	Mezzanine	North America	4,645,370
Svensk Utbildning Intressenter Holding AB	Libor (SEK) + 5.00% + 7.00% PIK (2.00% floor)	6/30/2018	Mezzanine	Western Europe	2,773,399
Triactor Acquico AB	Euribor + 6.00% + 6.00% PIK (2.00% floor)	9/27/2017	Mezzanine	Western Europe	642,781
					$77,056,016
Total Direct Investments (33.38%)					$128,349,025

Secondary Investments* (31.63%)	Geographic Region [b]	Fair Value
3i Europartners Vb, L.P.	Western Europe	$909,732
Advent International GPE VI, L.P.	Western Europe	3,872,408
Apax Europe VI - A, L.P.	Western Europe	524,217
Apax Europe VII - B, L.P. [c]	Western Europe	716,975
Apollo Investment Fund IV, L.P. [c]	North America	69,485
Apollo Investment Fund VI, L.P.	North America	2,067,945
Apollo Investment Fund VII, L.P.	North America	1,238,579
Apollo Overseas Partners (Delaware) VII, L.P.	North America	426,768
Ares Corporate Opportunities Fund III, L.P.	North America	266,302
Bain Capital Fund X, L.P.	North America	12,869,157
Bain Capital X Co-Investment Fund, L.P. [c]	North America	1,009,286
Baring Asia Private Equity Fund IV, L.P.	Asia - Pacific	465,345
Blackstone Capital Partners V/F, L.P.	North America	4,258,455
Blackstone Capital Partners V-S, L.P. [c]	North America	353,655
Candover 2001 Fund UK No. 2, L.P. [c]	Western Europe	182,166
Candover 2005 Fund, L.P. [c]	Western Europe	1,083,764
Carlyle Partners IV, L.P.	North America	4,526,635
Carlyle Partners V, L.P.	North America	913,233
Carlyle Partners V/B, L.P.	North America	3,597,519
Citigroup Venture Capital International Growth Offshore I, L.P.	Asia - Pacific	119,242
Citigroup Venture Capital International Growth Offshore II, L.P.	Asia - Pacific	421,385
Citigroup Venture International Growth Partnership II, L.P.	Asia - Pacific	1,275,659
Clayton, Dubilier & Rice Fund VII L.P.	North America	12,534,590
Clayton, Dubilier & Rice Fund VIII L.P. [c]	North America	5,034,789
CVC European Equity Partners IV Tandem Fund, L.P.	Western Europe	1,074,541
CVC European Equity Partners V, L.P.	Western Europe	1,549,400
Duke Street Capital VI, L.P.	Western Europe	502,895
Fourth Cinven Fund, L.P.	Western Europe	866,604
Green Equity Investors Side V, L.P.	North America	2,141,198
Harvest Partners V, L.P.	North America	638,575
H.I.G Bayside Debt & LBO Fund II, L.P.	North America	631,533
Highstar Capital III Prism, L.P.	North America	2,482,855
Investcorp Private Equity 2007 Fund, L.P. [c]	North America	3,569,700
Investcorp Technology Partners III (Cayman), L.P.[c]	North America	3,462,227
Irving Place Capital Investors II, L.P.	North America	137,891
Irving Place Capital Partners III, L.P.	North America	1,236,926
KKR European Fund III, L.P. [c]	Western Europe	3,279,568
Madison Dearborn Capital Partners V-A and V-B, L.P.	North America	8,517,403
Madison Dearborn Capital Partners VI-C, L.P.	North America	504,683

The accompanying notes are an integral part to the Financial Statements

3

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Schedule of Investments - March 31, 2012 (continued)

Secondary Investments* (31.63%) (continued)	Geographic Region[b]	Fair Value
MidOcean Partners III, L.P.	North America	1,782,349
Montagu III, L.P.	Western Europe	355,131
Palladium Equity Partners III, L.P.	North America	646,151
Permira IV Continuing, L.P. 1	Western Europe	2,182,900
Permira IV, L.P. 1	Western Europe	1,091,449
Providence Equity Partners IV, L.P.	North America	155,972
Providence Equity Partners V, L.P.	North America	1,061,697
Providence Equity Partners VI, L.P.	North America	995,327
Silver Lake Partners III, L.P.	North America	3,200,130
Silver Lake Sumeru Fund, L.P.	North America	351,819
Thomas H. Lee Parallel (DT) Fund VI, L.P. [c]	North America	2,322,630
Thomas H. Lee Parallel Fund VI, L.P.	North America	2,075,135
TPG Partners V, L.P. [c]	North America	6,343,902
TPG Partners VI, L.P.	North America	316,094
Warburg Pincus Private Equity IX, L.P.	North America	1,348,274
Warburg Pincus Private Equity X, L.P.	North America	8,043,539
Total Secondary Investments (31.63%)		$121,605,789

Primary Investments* (0.63%)	Geographic Region[b]	Fair Value
Avista Capital Partners II, L.P.	North America	$990,808
Baring Asia Private Equity V, L.P. [c]	Asia - Pacific	433,602
EQT VI (No.1), L.P. [c]	Western Europe	394,361
Hony Capital Partners V, L.P. [c]	Asia - Pacific	101,657
Pátria - Brazilian Private Equity Fund IV, L.P. [c]	South America	520,792
Total Primary Investments (0.63%)		$2,441,220

Total Private Equity Investments (Cost $220,077,939) (65.64%)		$252,396,034

Short-Term Investments (35.11%)
U.S. Government Treasury Obligations (35.11%)
U.S. Treasury Bill, 0.06%, 5/3/2012 [d]		$29,998,396
U.S. Treasury Bill, 0.06%, 5/17/2012 [d]		39,996,933
U.S. Treasury Bill, 0.08%, 6/7/2012 [d]		29,996,700
U.S. Treasury Bill, 0.09%, 6/21/2012 [d]		34,995,205
Total U.S. Government Treasury Obligations (35.11%)		$134,987,234

Total Short-Term Investments (Cost $134,984,053) (35.11%)		$134,987,234

Total Investments (Cost $355,061,992) (100.75%)		387,383,268

Liabilities in Excess of Other Assets (-0.75%)		(2,895,160)

Members' Equity (100.00%)		$384,488,108

*	Direct private equity investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary investments involve acquiring single or portfolios of assets on the secondary market.

[a]	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Total cost and fair value of restricted portfolio funds as of March 31, 2012 was $220,077,939 and $252,396,034, respectively.

[b]	Geographic region is based on where a Private Equity Investment is headquartered and may be different from where such Private Equity Investment invests or operates.

[c]	Non-income producing.

[d]	Each issue shows the rate of the discount at the time of purchase.

The accompanying notes are an integral part to the Financial Statements

4

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Assets, Liabilities and Members' Equity - March 31, 2012

Assets
Private Equity Investments, at fair value (cost $220,077,939)	$252,396,034
Short-term investments, at fair value (cost $134,984,053)	134,987,234
Cash and cash equivalents	5,208,778
Cash denominated in foreign currencies (cost $436,051)	412,738
Interest receivable	1,964,433
Prepaid assets	482

Total Assets	$394,969,699

Liabilities
Investment purchases payable	$6,522,050
Repurchase amounts payable	2,821,414
Management fee payable	403,872
Professional fees payable	283,661
Forward foreign currency contracts payable	218,387
Incentive fees payable	139,920
Accounting and administration fees payable	45,225
Board of Managers' fees payable	22,500
Custodian fees payable	9,000
Other expenses payable	15,562

Total Liabilities	$10,481,591

Members' Equity	$384,488,108

Members' Equity consists of:
Members' Equity Paid-in	$342,179,651
Accumulated net investment income	2,856,037
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency translation	7,372,431
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	32,079,989

Total Members' Equity	$384,488,108

The accompanying notes are an integral part to the Financial Statements

5

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Operations
For the Year Ended March 31, 2012

Investment Income
Dividends	$922,790
Interest	6,790,138

Total Investment Income	7,712,928

Operating Expenses
Management fee	3,579,794
Professional fees	462,305
Accounting and administration fees	218,224
Board of Managers' fees	90,000
Insurance expense	55,038
Custodian fees	44,754
Other expenses	41,266

Net Expenses	4,491,381

Net Investment Income	3,221,547

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from investments	628,008
Net realized gain on forward foreign currency contracts	346,800
Net realized gain on foreign currency translation	99,486
Net realized gain distributions from primary and secondary investments	4,330,001
Net change in accumulated unrealized appreciation/(depreciation) on:
Investments	15,848,517
Foreign currency translation	(414,588)
Forward foreign currency contracts	(218,387)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	20,619,837

Net Increase in Members' Equity From Operations	$23,841,384

The accompanying notes are an integral part to the Financial Statements

6

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statements of Changes in Members' Equity
For the Years Ended March 31, 2011 and 2012

			Total
		Members'	Members'
	Adviser's Equity	Equity	Equity

Members' Equity at March 31, 2010	$135,777	$28,077,977	$28,213,754
Capital contributions	-	128,139,484	128,139,484
Capital tenders	(1,236,977)	(5,899,295)	(7,136,272)
Net investment income	-	(54,397)	(54,397)
Net realized gain on foreign currency contracts	-	1,093	1,093
Net realized gain distributions from primary and secondary investments	-	1,848,889	1,848,889
Net change in accumulated unrealized appreciation on investments and foreign currency translation	-	15,313,743	15,313,743
Adviser's Incentive Allocation from April 1, 2010 to March 31, 2011	1,710,937	(1,710,937)	-

Members' Equity at March 31, 2011	$609,737	$165,716,557	$166,326,294

Capital contributions	-	206,634,000	206,634,000
Capital tenders	(1,747,104)	(10,566,466)	(12,313,570)
Net investment income	-	3,221,547	3,221,547
Net realized gain from investments	-	628,008	628,008
Net realized gain on forward foreign currency contracts	-	346,800	346,800
Net realized gain on foreign currency contracts	-	99,486	99,486
Net realized gain distributions from primary and secondary investments	-	4,330,001	4,330,001
Net change in accumulated unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	-	15,215,542	15,215,542

Adviser's Incentive Allocation from April 1, 2011 to March 31, 2012	2,382,870	(2,382,870)	-

Members' Equity at March 31, 2012	$1,245,503	$383,242,605	$384,488,108

The accompanying notes are an integral part to the Financial Statements

7

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Cash Flows
For the Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$23,841,384
Adjustments to reconcile Net Increase in Members' Equity from
Operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on Investments	(15,848,517)
Net realized gain from investments	(628,008)
Purchases of Private Equity Investments	(137,415,772)
Distributions received from primary and secondary investments	15,740,763
Net (purchases) sales of short-term investments	(84,986,861)
Increase in dividends and interest receivable	(1,607,233)
Decrease in prepaid assets	43,792
Increase in investment purchases payable	2,441,568
Decrease in due to custodian	(101,187)
Decrease in management fee payable	(85,010)
Decrease in repurchase amounts payable	(2,298,970)
Decrease in organizational fees payable	(66,962)
Increase in professional fee payable	81,411
Increase in accounting and administration fees payable	33,974
Decrease in custodian fees payable	(17,457)
Increase in other expenses payable	2,729
Increase in incentive fees payable	139,920
Increase in forward foreign currency contract payable	218,387
Net Cash Used in Operating Activities	(200,512,049)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' capital contributions	206,634,000
Proceeds from Members' capital tenders	(12,313,570)

Net Cash Provided by Financing Activities	194,320,430

Net change in cash and cash equivalents	(6,191,619)

Cash and cash equivalents at beginning of period	11,813,135

Cash and Cash Equivalents at End of Period	$5,621,516

The accompanying notes are an integral part to the Financial Statements

8

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Financial Highlights

			Period from
			Commencement
			of Operations -
	Year Ended	Year Ended	July 1, 2009 through
	March 31, 2012	March 31, 2011	March 31, 2010

Total Return Before Incentive Allocation(1)	9.11%	11.08%	4.30	%(3)

Total Return After Incentive Allocation(1)	8.33%	9.95%	3.80	%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	$384,488	$166,326	$28,214

Net investment gain (loss) to average net assets before Incentive Allocation	1.17%	(0.06)%	(3.02)%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(2)	1.63%	2.20%	4.96	%(5)
Incentive Allocation to average net assets	0.86%	1.86%	0.99	%(3)
Ratio of gross expenses and Incentive Allocation to average net assets (2)	2.49%	4.06%	5.95	%(4)(5)
Expense waivers to average net assets	0.00%	(0.02)%	(1.16)	%(4)
Ratio of net expenses and Incentive Allocation to average net assets	2.49%	4.04%	4.79	%(4)
Ratio of net expenses to average net assets, excluding Incentive Allocation	1.63%	2.18%	3.79	%(4)(5)

Portfolio Turnover	8.39%	5.71%	13.05	%(3)(5)

(1)	Total investment return based on per unit net asset value reflects the changes in net asset value based on the effects of the performance of the Master Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser.
(3)	Not annualized.
(4)	Annualized.
(5)	The organizational expenses and Incentive Allocation are not annualized.

The accompanying notes are an integral part to the Financial Statements

9

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. A Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Master Fund. To the fullest extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, any committee of the Board, or the Adviser. The objective of the Master Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments.

The Master Fund is a master investment portfolio in a master-feeder structure. Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC, and Partners Group Private Equity (Institutional TEI), LLC, (collectively “the Feeder Funds”) invest substantially all of their assets, directly or indirectly, in the limited liability company interests (“Interests”) of the Master Fund and become members of the Master Fund (“Members”).

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Master Fund’s accounting and reporting policies conform with generally accepted accounting principles within the United States (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Master Fund include direct equity and debt investments (“Direct Investments”) and secondary and primary private equity investments (“Private Equity Fund Investments”) (collectively, “Private Equity Investments”).

Direct Investments

In assessing the fair value of non-traded Direct Investments, the Master Fund uses a variety of methods such as the time of last financing, earnings and multiple analysis, discounted cash flow and third party valuation, and makes assumptions that are based on market conditions existing at each end of the reporting period.  Quoted market prices or dealer quotes for specific similar instruments are used for long-term debt where appropriate.  Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments.

Private Equity Fund Investments

The Master Fund values Private Equity Fund Investments at fair value, which ordinarily is based on the value determined by their respective investment managers, in accordance with procedures established by the Board. Private Equity Fund Investments are subject to the terms of their respective offering documents. Valuations of Private Equity Fund Investments are subject to estimates and are net of management and performance incentive fees or allocations that may be payable pursuant to such offering documents. If the Adviser determines that the most recent value reported by a Private Equity Investment does not represent fair value or if a Private Equity Investment fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Master Fund has adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in investment companies. Accordingly, in circumstances in which net asset value of an investment in an investment company is not determinative of fair value or the net asset value of the investment is determined using accounting guidance other than U.S. GAAP, the Master Fund estimates the fair value of such investment using the net asset value of the investment (or its equivalent) without further adjustment.

10

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The following is a summary of the inputs used in valuing the Master Fund's Private Equity Investments at fair value.  The inputs or methodology used for valuing the Master Fund's Private Equity Investments are not necessarily an indication of the risk associated with investing in those investments.  The Master Fund's valuation procedures require evaluation of all relevant factors available at the time the Master Fund values its investments.

Daily Traded Investments

The Master Fund values investments traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board at their last sales price, and (2) on NASDAQ at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate provided by a recognized pricing service.

Investments for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board has determined to approximate fair value.

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Master Fund holds cash, including amounts held in foreign currency and short-term interest bearing deposit accounts. At times, such amounts may exceed federally insured limits.

The Master Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Master Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2012 the Master Fund has twenty-five investments denominated in Euros, four investments denominated in Australian Dollars, two investments denominated in Swedish Kronor, one investment denominated in Norwegian Kronor, one investment denominated in British Pounds, and one investment denominated in Hong Kong Dollars. The Master Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Master Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Master Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Master Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Master Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

11

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

e. Forward Foreign Currency Exchange Contracts (continued)

During the year ended March 31, 2012, the Master Fund entered into 2 short forward foreign currency exchange contracts. As disclosed in the Statement of Operations, the Master Fund had $346,800 in net realized gains, and a $218,387 change in net unrealized depreciation on forward foreign currency exchange contracts.

At March 31, 2012, the Master Fund had outstanding short foreign currency exchange contracts:

					Unrealized
Settlement		Contract Amount			Appreciation
Date	Currency	Buy	Sell	Value	(Depreciation)	Counterparty
May 18, 2012	Euro (€)	$15,387,021	€11,700,000	$15,605,408	$(218,387)	Barclays Capital

f. Investment Income

The Master Fund records distributions of cash or in-kind securities from Private Equity Investments at fair value based on the information from distribution notices when distributions are received. Thus, the Master Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Private Equity Investments. Unrealized depreciation on investments within the Statement of Operations includes the Master Fund’s share of unrealized gains and losses, realized undistributed gains, and the Master Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

g. Master Fund Expenses

The Master Fund bears all expenses incurred in the business of the Master Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; managers’ fees; and expenses of meetings of the Board.

h. Income Taxes

For U.S. federal income tax purposes, the Master Fund is treated as a partnership, and each Member in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Master Fund. Accordingly, no federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

The Master Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The Financial Accounting Standards Board (“FASB”) issued Accounting for Uncertainty in Income Taxes, which requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2012, the tax years from the year 2009 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

12

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

j. Recently Issued Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Master Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

3. Fair Value Measurements

As required by FASB’s Fair Value Measurements and Disclosures, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. Fair Value Measurements and Disclosures established a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

•   Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investment included in Level I include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. As required by Fair Value Measurements and Disclosures, the Master Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Master Fund holds a large position and a sale could reasonably impact the quoted price.

●  Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level I pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities generally may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

13

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

3. Fair Value Measurements (continued)

•   Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Investments that are included in this category generally include equity investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates which consider a combination of various performance measurements including the timing of the transaction, the market in which the company operates, comparable market transactions, company performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, as well as discounted cash flow analysis. When the inputs used to measure fair value fall into different levels of the fair value hierarchy, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

Due to the inherent uncertainty of valuations, estimate values may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity Investments	$-	$-	$51,293,009	$51,293,009
Direct Debt Investments	-	-	77,056,016	77,056,016
Total Direct Investments*	$-	$-	$128,349,025	$128,349,025
Secondary Investments*	-	-	121,605,789	121,605,789
Primary Investments*	-	-	2,441,220	2,441,220
Short-Term Investments	134,987,234	-	-	134,987,234
Total	$134,987,234	$-	$252,396,034	$387,383,268

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2011	Realized gain	Net change in unrealized appreciation	Gross purchases	Gross sales	Net transfers in or out of Level 3	Balance as of March 31, 2012
Direct Investments:
Direct Equity Investments	$30,018,995	$89,942	$2,260,456	$22,311,963	$(3,388,347)	$-	$51,293,009
Direct Debt Investments	31,265,882	538,066	1,419,275	51,860,698	(8,027,905)	-	77,056,016
Total Direct Investments*	$61,284,877	$628,008	$3,679,731	$74,172,661	$(11,416,252)	$-	$128,349,025
Secondary Investments*	51,986,768	-	12,503,125)	61,365,887	(4,249,991)	-	121,605,789
Primary Investments*	976,299	-	(337,783)	1,877,224	(74,520)	-	2,441,220
Total	$114,247,944	$628,008	$15,845,073	$137,415,772	$(15,740,763)	$-	$252,396,034

The amount of the net change in unrealized appreciation/depreciation for the year ended March 31, 2012 relating to investments in Level 3 assets still held at March 31, 2012 is $16,285,394, which is included as a component of net change in accumulated unrealized appreciation/(depreciation) on investments on the Statement of Operations.

*Direct private equity investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary investments involve acquiring single or portfolios of assets on the secondary market. Primary investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment.

14

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

4. Allocation of Members’ Capital

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) are allocated among and credited to or debited against the capital accounts of the Members. Each Allocation Period begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year; (3) the day preceding a day on which Interests are purchased, (4) a day on which Interests are repurchased by the Master Fund pursuant to tenders of Interests by Members, or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

5. Subscription and Repurchase of Members’ Interests

Interests are generally offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase Interests from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Interests, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Master Fund’s Board that, under normal circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1st, April 1st, July 1st and October 1st. The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but currently expects to reinvest substantially all income and gains allocable to the Members.

6. Management Fees, Incentive Allocation, and Fees and Expenses of Managers

The Adviser is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In consideration for such services, the Master Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. In no event will the Investment Management Fee exceed 1.50% as a percentage of the Master Fund’s net asset value.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) will be debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund (the “Incentive Allocation Account”) maintained solely for the purpose of being allocated the Incentive Allocation and thus, does not participate in the Members’ Equity Allocation.

The Master Fund maintains a memorandum account for each Member (each, a “Loss Recovery Account”). Each Member’s Loss Recovery Account has an initial balance of zero and is (i) increased upon the close of each Allocation Period by the amount of the relevant Member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such Member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation is calculated, charged to each Member and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period with respect to a Member whose Interest is repurchased or is transferred in part is treated as ending only for the portion of Interests so repurchased or transferred. In addition, only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) is taken into account in determining the Incentive Allocation for the Allocation Period then ending. The Member’s Loss Recovery Account is not adjusted for such Member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred.

15

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

6. Management Fees, Incentive Allocation, and Fees and Expenses of Managers (continued)

For the year ended March 31, 2012 an aggregate Incentive Allocation of $2,382,870 was credited to the Incentive Allocation Account.

Each member of the Board who is not an “interested person” of the Master Fund, as defined by the 1940 Act (the “Independent Managers”), receives a fee of $35,000 per year. In addition, the Master Fund pays an additional fee of $10,000 per year to the Chairman of the Board and to the Chairman of the Audit Committee. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

7. Accounting, Administration, and Custodial Agreement

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the “Administrator”) a monthly administration fee based on the month-end net asset value of the Master Fund, subject to certain minimums. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For these services the Administrator receives a fixed monthly fee, based upon average net assets, and a monthly fee based on the number of Member accounts as well as reasonable out of pocket expenses. For the year ended March 31, 2012, the total administration fee was $218,224.

UMB Bank, N.A. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund.

8. Investment Transactions

Total purchases of Private Equity Investments for the year ended March 31, 2012 amounted to $137,415,772. Total distribution proceeds from sale, redemption, or other disposition of Private Equity Investments for the year ended March 31, 2012 amounted to $15,740,763. The cost of investments in Private Equity Investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Private Equity Investments. The Master Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Investments as to the amounts of taxable income allocated to the Master Fund as of March 31, 2012.

9. Indemnification

In the normal course of business, the Master Fund enters into contracts that provide general indemnification. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund under such agreements, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Commitments

As of March 31, 2012, the Master Fund had contributed 72% or $237,381,148 of the total of $328,738,885 of its capital commitments to its Private Equity Investments. With respect to its (i) Direct Investments it had contributed $128,882,519 of $131,866,479 in total commitments, (ii) Secondary Investments it had contributed $105,601,729 of $145,182,820 in total commitments, and (iii) Primary Investments contributed $2,896,900 of $51,689,586 in total commitments, in each case, as of March 31, 2012.

11. Risk Factors

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund invests substantially all of its available capital in Private Equity Investments. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Master Fund may have a concentration of investments, as permitted by the Confidential Private Placement Memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner.

16

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2012 (continued)

11. Risk Factors (continued)

Interests in the Master Fund provide limited liquidity because Members will not be able to redeem Interests on a daily basis due to the fact that the Master Fund is a closed-end fund. Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

A further discussion of the risks associated with an investment in the Master Fund is provided in the Confidential Private Placement Memorandum and Statement of Additional Information.

12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through May 30, 2012, the date the financial statements were issued, and has determined that the following subsequent events require disclosure in the financial statements. Effective April 1, 2012 and May 1, 2012, there were additional capital contributions to the Master Fund in the amounts of $23,198,545 and $14,740,230, respectively. In addition, the Master Fund accepted tender requests in the amount of $5,481,395, which will be effective as of June 30, 2012.

17

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2012 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS

Name, Address and YEAR OF BIRTH	Position(s) Held with the MaSTER Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By manager	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER OR OFFICER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5

Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-Present); Director, The General Electric Company (2002-Present); Anne and Elmer Lindseth Dean, S.C. Johnson Graduate School of Management at Cornell University (1997-2007).	5

INTERESTED MANAGERS AND OFFICERS

Name, Address and YEAR OF BIRTH	Position(s) Held with the MASTER Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By manager	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY manager OR OFFICER
Urs Wietlisbach Year of Birth: 1961 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Partner, Partners Group (1996-Present); Director, Partners Group Holdings AG (1996-Present)	5

18

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)

Name, Address and YEAR OF BIRTH	Position(s) Held with the MASTER Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By MANAGERS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGERS OR OFFICER
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate, PricewaterhouseCoopers LLP (1997-1999); Director, Partners Group (USA), Inc. (2006-Present); Director, Partners Group Real Estate, LLC (2007-2011).	5

Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).	5

Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA), Inc. (2008-Present); Director, Partners Group Real Estate, LLC (2008-2011).	5

Joshua B. Deringer Year of Birth: 1974 c/o Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103	Secretary	Since Inception	Partner, Drinker Biddle & Reath LLP (2009-Present); Drinker Biddle & Reath LLP (2001-Present).	5

* The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

19

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (unaudited)

Proxy Voting

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management Agreement

At a meeting of the Board held on December 15, 2011, by a unanimous vote, the Board, including a majority of the Independent Managers, approved the continuation of the Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Master Fund and the Feeder Funds (collectively, the “Funds”).

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Master Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Master Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Funds.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Master Fund are appropriate and consistent with the terms of the limited liability company agreement of the Master Fund, that the quality of those services are consistent with industry norms and that the Master Fund benefits from the Adviser’s management of the Master Fund investment program.

The Board noted that the performance of the Master Fund had been negative during the past quarter, but remained positive for the fiscal year.

The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Master Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

20

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Master Fund. The Board reviewed the financial statements of the Adviser’s parent. In addition, the Board considered any direct or indirect revenues which could be received by affiliates of the Adviser. The Board concluded that the Adviser’s fees and profits derived from its relationship with the Master Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board also concluded that the overall expense ratios of the Funds were reasonable, taking into account the size of the Funds and the quality of services provided by the Adviser.

The Board considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies. The Board noted that economies of scale would be realized as the Funds grew.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board concluded that the compensation and other terms of the Agreement were in the best interests of the Master Fund and its Members.

21

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES Partners Group Private Equity (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number

	•	account balances

	•	account transactions

	•	transaction history

	•	wire transfer instructions

	•	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-748-7209

What we do

How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

22

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (unaudited) (continued)

Privacy Policy (continued)

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?	We collect your personal information, for example, when you

▪ open an account

▪ provide account information

▪ give us your contact information

▪ make a wire transfer

▪ tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ affiliates from using your information to market to you

▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc. investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪ Partners Group Private Equity (Master Fund), LLC doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪ Partners Group Private Equity (Master Fund), LLC doesn’t jointly market.

23

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year are $31,250 for 2011 and $33,000 for 2012.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $48,000 for 2012.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC, and Partners Group Private Equity (Institutional TEI), LLC (the “Funds”) are clients of Partners Group (USA) Inc. (“the “Adviser”). All proxy voting responsibilities of the Funds are performed by the Adviser, with the assistance of administrator of the Funds.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by each Fund for which it serves as adviser, and the Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Managers.

The Adviser acts as fiduciary in relation to the portfolios of the Funds and any other clients that it may manage in the future and the assets entrusted by them to their management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients. In voting these proxies, the Adviser may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. The Adviser will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser must track all shareholder/interest holder meetings convened by companies whose shares are held in the Adviser client accounts, identify all issues presented to shareholder/interest holders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In addition, the Adviser may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, the Adviser views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors; however, the Adviser may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	The Adviser will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	Proposals may originate from either management or shareholder/interest holders, and among other things, may request revisions to the corporate bylaws that will affect shareholder/interest holder ownership rights. The Adviser does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.
•	The Adviser supports the following types of corporate structure and shareholder/interest holder rights proposals:
o	Management proposals for approval of stock/interest repurchase programs; stock splits (including reverse splits).
o	Authorization to increase shares outstanding.
o	The ability of shareholder/interest holders to vote on shareholder/interest holder rights plans (poison pills).
o	Shareholder/interest holder rights to eliminate or remove supermajority provisions.
o	Shareholder/interest holders’ rights to call special meetings and to act by written consent.
•	the Adviser votes against management on the following items which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders which are contrary to the best interest of existing shareholder/interest holders.
o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Establishment of classified boards of directors.
o	Reincorporation in a state which has more stringent anti-takeover and related provisions.
o	Shareholder/interest holder rights plans that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.
o	Excessive compensation.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Adjournment of meeting to solicit additional votes.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis. The Adviser uses its discretion in order to maximize shareholder/interest holder value. The Adviser generally votes as follows:

o	Against offers with potentially damaging consequences for minority shareholder/interest holders because of illiquid stock/interest, especially in some non-US markets.
o	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds.
o	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholder/interest holders and may require a revision of certain business practices and policies.

•	The Adviser believes, however, that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. The Adviser believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder/interest holder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may employ the services of a Proxy Firm, wholly independent of the Adviser, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Adviser’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Proxy Committee shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Adviser’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not the Adviser’s, best interests.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (TEI), LLC as of June 8, 2012:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member

Jared Barlow	Senior Vice President	Less Than 1 Year	Senior Vice President, Partners Group (USA) Inc. (2010-Present); Partners Group (2006-Present)	Portfolio Management

Scott Essex	Senior Vice President	Since Inception	Managing Director, Partners Group (USA) Inc. (2012-Present); Partners Group (2007-Present).	Portfolio Management

Jennifer Haas	Senior Vice President	Since Inception	Senior Vice President, Partners Group (USA) Inc. (2006-Present).	Portfolio Management

David Layton	Senior Vice President	Less Than 1 Year	Senior Vice President, Partners Group (USA) Inc. (2011-Present); Partners Group (2006-Present).	Portfolio Management

Brooks Lindberg	Chief Compliance Officer	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Director, Partners Group (USA) Inc. (2008-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (TEI), LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2012:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts[1]
Jared Barlow	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Six accounts with a value of $579.1 million
Scott Essex	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Six accounts with a value of $579.1 million
Jennifer Haas	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Six accounts with a value of $579.1 million
David Layton	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Six accounts with a value of $579.1 million
Brooks Lindberg	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Six accounts with a value of $579.1 million

1 As of September 30, 2011

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own a majority of Partners Group Holding.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2012:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Not Applicable	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Partners Group Private Equity (TEI), LLC

By (Signature and Title)*	/s/ Scott Higbee
Scott Higbee, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott Higbee
Scott Higbee, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 8, 2012

By (Signature and Title)*	/s/ Robert Collins
Robert Collins, Chief Financial Officer
(Principal Financial Officer)

Date:	June 8, 2012

* Print the name and title of each signing officer under his or her signature.